EXHIBIT 21.1
LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction

Absolute Title, Inc.	Michigan
Alex N. Sill Company, LLC	Ohio
Alex N. Sill Insurance Adjustment Company (Canada), Ltd.	Ontario
Arrow Industrial Solutions, LLC	Ohio
ATA Holding Company LLC	Delaware
ATA Strategic Capital B, Inc.	Delaware
ATA National Title Group, LLC	Michigan
ATA Strategic Capital DebtCo, LLC	Delaware
ATA Strategic Capital EquityCo, LLC	Delaware
Auriemma Consulting Group, Inc.	New York
Benefit Concepts Systems, Inc.	Delaware
Berkshire Associates, Inc.	Delaware
Biddle Consulting Group, Inc.	California
Blue Ridge TopCo, LLC	Delaware
Blue Ridge MidCo, LLC	Delaware
BR Strategic Capital DebtCo, LLC	Delaware
BR Strategic Capital EquityCo, LLC	Delaware
Canadian Claim Quantification Services, Inc.	Ontario
Clarion Safety Buyer, LLC	Delaware
Clarion Safety Holdings, LLC	Delaware
Clarion Safety Systems, LLC	Pennsylvania
Clarion Strategic Capital DebtCo, LLC	Delaware
Clarion Strategic Capital EquityCo, LLC	Delaware
CNL Strategic Capital B, Inc.	Delaware
CNL Strategic Capital InvestCo, Inc.	Delaware
Coastal Pension Services, LLC	Delaware
DM Strategic Capital DebtCo, LLC	Delaware
DM Strategic Capital EquityCo, LLC	Delaware
Douglas Machines Corp.	Delaware
Douglas Machines Holdings, LLC	Delaware
Ecomaids, LLC	Delaware
Edgar, Dunn & Company	Delaware
Elite Franchising Corp.	Canada
Expansion Properties, LLC	Kansas
Fluid + Power Solutions S.A. de C.V.	Mexico
Global-Flex Mfg.	California
GTM Intermediate Holdings, Inc.	Delaware
GTM Phalanx Holdings, Inc.	Delaware
Healthcare Safety Holdings, LLC	Delaware
Huron Title Buyer, LLC	Delaware

Name of Subsidiary	Jurisdiction

insideARM, LLC	Maryland
International Benefit Planners, LLC	California
Lado Agency, Inc.	New Jersey
Lawn Doctor, Inc.	New Jersey
LD Parent, Inc.	Delaware
LD Strategic Capital DebtCo, LLC	Delaware
LD Strategic Capital EquityCo, LLC	Delaware
M&F Properties, Inc.	New Jersey
Machine Safety Specialists, LLC	Delaware
Milton Industries, Inc.	Delaware
Milton MidCo, LLC	Delaware
Milton Strategic Capital DebtCo, LLC	Delaware
Milton Strategic Capital EquityCo, LLC	Delaware
Milton TopCo, LLC	Delaware
Mosquito Hunters, LLC	New Jersey
National Forensic Solutions, LLC	Ohio
National-Spencer, Inc.	Kansas
Polyform Holdings, Inc.	Delaware
Polyform Products Company, Inc.	Delaware
Polyform Strategic Capital DebtCo, LLC	Delaware
Polyform Strategic Capital EquityCo, LLC	Delaware
ProMax Limited Liability Company	Pennsylvania
RE Strategic Capital B, Inc.	Delaware
RE Strategic Capital DebtCo, LLC	Delaware
RE Strategic Capital EquityCo, LLC	Delaware
REG Buyer, LLC	Delaware
REG Holdings, LLC	Delaware
REG Parent, LLC	Delaware
Resolution Economics, LLC	Delaware
Roundtable Equity Holdings, LLC	Delaware
Shina Corporation	South Korea
Sill Buyer, LLC	Delaware
Sill Holdings, LLC	Delaware
Sill Strategic Capital DebtCo, LLC	Delaware
Sill Strategic Capital EquityCo, LLC	Delaware
Sparkle Squad LLC	Delaware
Steck Manufacturing Company	Ohio
TacMed Holdings, LLC	Delaware
Tactical Medical Solutions, LLC	Delaware
Talon Title Agency LLC	Ohio
Thunder Technologies, LLC	Michigan
TM Strategic Capital DebtCo, LLC	Delaware
TM Strategic Capital EquityCo, LLC	Delaware
Tool Group Holdings Corp.	Delaware

Name of Subsidiary	Jurisdiction

Transition Finance Strategies, LLC	Virginia
Ultimed, Inc.	Minnesota
UM Holding Corp.	Indiana
UM Strategic Capital DebtCo, LLC	Delaware
UM Strategic Capital EquityCo, LLC	Delaware
USR Strategic Capital DebtCo, LLC	Delaware
USR Strategic Capital EquityCo, LLC	Delaware
USA Water Intermediate Holdings, LLC	Delaware
USAW DebtCo, LP	Delaware
USAW EquityCo, LP	Delaware
USAW Intermediate Holdco, LLC	Delaware
USAW Midco, LLC	Delaware
USAW Parent, LLC	Delaware
USAW Strategic Capital B, Inc.	Delaware
USAW Strategic Capital DebtCo, LLC	Delaware
USAW Strategic Capital EquityCo, LLC	Delaware
USAW, LLC	Delaware
Vektek Employer, LLC	Delaware
Vektek LLC	Delaware
Vektek Precision Machinery (Dalian) Co., Ltd.	China
Vektek Strategic Capital B, Inc.	Delaware
Vektek Strategic Capital DebtCo, LLC	Delaware
Vektek Strategic Capital EquityCo, LLC	Delaware
Vektek Holdings, LLC	Delaware
WCG Sill Adjusting LLC	Ohio
Workplace Development, Inc.	Ohio
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